                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

------------                                                        ------------
  NUMBER                                                               SHARES
DEF
------------                                                        ------------

INCORPORATED UNDER THE LAWS
  OF THE STATE OF DELAWARE
                                                             CUSIP 26439Y 10 1
THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
   IN THE CITY OF NEW YORK OR
   CHARLOTTE, NORTH CAROLINA

                     DUKE ENERGY FIELD SERVICES CORPORATION

This Certifies that



is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                       THE PAR VALUE OF $.01 PER SHARE OF

Duke Energy Field Services Corporation, transferable on the books of the Corporation by the registered owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued, and shall be held, subject to all of the provisions of the Certificate of Incorporation, as from time to time amended, of the Corporation, to all of which provisions the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof the said Corporation has caused the facsimile signatures of its duly authorized officers to be affixed to this certificate this

DATED:

COUNTERSIGNED AND REGISTERED
   DUKE ENERGY CORPORATION

BY                   TRANSFER AGENT
                     AND REGISTRAR      /s/ MARTHA B. WYRSCH   /s/ J. W. MOGG

               AUTHORIZED SIGNATURE         SECRETARY        CHAIRMAN, PRESIDENT
                                                             AND CHIEF EXECUTIVE
[SEAL]                                                              OFFICER
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                  UNIF GIFT MIN ACT-____________Custodian_________
     TEN ENT - as tenants by the entireties                               (Cust)             (Minor)
     JT TEN  - as joint tenants with right of                          under Uniform Gifts to Minors
               survivorship and not as tenants                         Act: ___________________
               in common                                                        (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ___________________________

                         SIGN HERE: ____________________________________________
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAMES WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.

           SIGNATURE(S) GUARANTEED: ___________________________________________
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.